UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

PBF Energy Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
PBF ENERGY INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET. For shares held in a Plan, vote by May 23, 2022 11:59 PM ET.

PBF ENERGY INC. ONE SYLVAN WAY PARSIPPANY, NJ 07054

 You invested in PBF ENERGY INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022.

 Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Thomas Nimbley	For

1b.	Spencer Abraham	For

1c.	Wayne Budd	For

1d.	Karen Davis	For

1e.	Paul J. Donahue, Jr.	For

1f.	S. Eugene Edwards	For

1g.	Robert Lavinia	For

1h.	Kimberly Lubel	For

1i.	George Ogden	For

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2022.	For

3.	An advisory vote on the 2021 compensation of the named executive officers.	For

4.	Approval of an amendment of the Amended and Restated 2017 Equity Incentive Plan.	For

NOTE: The transaction of any other business properly brought before the meeting or any adjournment or postponement thereof.

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